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                        MALCOLM I. GLAZER TRUST
                         C/O ZAPATA CORPORATION
                    1717 ST. JAMES PLACE, SUITE 550
                          HOUSTON, TEXAS 77056


                                            September 20, 1995


Enterra Corporation
13100 Northwest Freeway
Houston, Texas 77040

Dear Sirs:

   Reference is made to the agreement dated as of this date among Zapata Corporation ("Zapata"), Energy Industries, Inc. ("Zapata Sub"), Zapata Energy Industries, L.P. ("Zapata Partnership"), Enterra Corporation ("Enterra") and a subsidiary of Enterra ("Enterra Sub"), pursuant to which Enterra Sub will be acquiring all of the assets of the natural gas compression businesses conducted by Zapata Sub and Zapata Partnership (the "Sale Agreement").

   To induce Enterra and Enterra Sub to enter into the Sale Agreement, the Malcolm I. Glazer Trust (the "Trust") hereby agrees, on behalf of itself and any affiliates of the Trust or Malcolm I. Glazer who own shares of common stock of Zapata ("Affiliates"), that the Trust and all Affiliates will vote all shares of common stock of Zapata owned or controlled by them in accordance with the recommendation of the Board of Directors of Zapata with respect to the approval by the stockholders of Zapata



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Enterra Corporation
September 20, 1995
Page 2

of resolutions to be submitted to the stockholders of Zapata relating to the Sale Agreement.

   Because Enterra and Enterra Sub are relying on the foregoing agreement by the Trust in entering into the Sale Agreement, the Trust hereby confirms that its agreement set forth in the preceding paragraph constitutes a binding and irrevocable agreement on its part.

                                               Very truly yours,


                                               MALCOLM I. GLAZER TRUST


                                               By /s/ Malcolm I. Glazer
                                                  ----------------------------
                                                                     , Trustee